Financial income (expense), net	12 Months Ended
Dec. 31, 2015
Nonoperating Income (Expense) [Abstract]
Other Nonoperating Income and Expense [Text Block]
8. Financial income (expense), net

The components of financial income (expense), net are as follows:

	Year ended
	December 31,
(in thousands of U.S. dollars)	2015	2014	2013
Interest income	$7,568	4,959	$2,122
Interest expense:
Interest expense	(14,099)	(9,163)	(6,110)
Commitment fees	(1,191)	(1,587)	(2,162)
Amortization of debt issuance cost and fair value of debt assumed	(2,480)	(4,362)	(379)
Capitalized interest	—	5,447	8,299
Total interest expense	(17,770)	(9,665)	(352)
Gain (loss) on derivative instruments	949	(161)	—
Other items, net:
Foreign exchange gain (loss)	(16)	124	9
Bank charges, fees and other	(77)	(84)	—
Withholding tax on interest expense and other	(2,585)	(2,828)	(1,105)
Total other items, net	(2,678)	(2,788)	(1,096)
Total financial income (expense), net	$(11,931)	(7,655)	$674

Interest income related to the demand note due from Höegh LNG from its inception date of August 12, 2014 until its cancellation on October 1, 2015 and the advances to the joint ventures for each of the years ended December 31, 2015, 2014 and 2013. Interest expense related to the seller’s credit note (notes 4 and 18) and the Gallant facility (note 15) from the acquisition date on October 1, 2015, the Lampung facility (note 15) from its initial drawdown on March 4, 2014 and loans and promissory notes due to owners and affiliates until the closing date of the IPO on August 12, 2014 and for the year ended December 31, 2013. Refer to note 18.